                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO

                          4 5/8% SENIOR NOTES DUE 2012

                                       OF

                              BOTTLING GROUP, LLC.

              PURSUANT TO THE PROSPECTUS DATED             , 2003

     This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used by any holder of 4 5/8% Senior Notes due 2012 (the "Old Notes") of Bottling Group, LLC, a Delaware limited liability company (the "Company"), who wishes to tender Old Notes pursuant to the Exchange Offer, as such term is
defined in the Prospectus dated           , 2003 (as the same may be amended or
supplemented from time to time, the "Prospectus") and (i) whose Old Notes are not immediately available, (ii) for whom time will not permit such Old Notes, Letter of Transmittal or other required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), or (iii) who cannot complete the procedures for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, registered or certified mail, overnight courier or hand delivery to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

                                  DELIVERY TO:

                              JPMORGAN CHASE BANK,
                               AS EXCHANGE AGENT

      By Facsimile Transmission,         Overnight Courier or by Hand   By Registered Mail or Certified Mail
            (214) 468-6494                   JPMorgan Chase Bank                JPMorgan Chase Bank
   (For Eligible Institutions Only)            ITS Bond Events                    ITS Bond Events
         Confirm by Telephone            2001 Bryan Street, 9th Floor               PO Box 2320
            (214) 468-6464                   Dallas, Texas 75201                Dallas, Texas 75221
        Attention: Frank Ivins

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned hereby makes at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

              CERTIFICATE NUMBERS
                 (IF AVAILABLE)                                  PRINCIPAL AMOUNT TENDERED
------------------------------------------------      ------------------------------------------------
------------------------------------------------      ------------------------------------------------
------------------------------------------------      ------------------------------------------------
------------------------------------------------      ------------------------------------------------
------------------------------------------------      ------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                              HOLDER(S) SIGN HERE

     Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered hereby or on a security position listing or by person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title.

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date: ------------------------------ , 2003

If Old Notes will be tendered by book-entry transfer:

Name of Tendering Institution: -------------------------------------------------

The Depository Trust Company Account Number: -----------------------------------

Name(s):-----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title): ---------------------------------------------------------

--------------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number(s):
(      ) ---------------------------------------

Tax Identification or Social Security Number(s): -------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Old Notes tendered hereby and the documents and confirmations referred to in the preceding paragraph to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

SIGN HERE                                                         ----------------------------
                                                                  NAME (PLEASE PRINT)
----------------------------
NAME OF FIRM                                                      ----------------------------
                                                                  ----------------------------
----------------------------                                      ADDRESS
AUTHORIZED SIGNATURE
                                                                  ----------------------------
----------------------------                                      ZIP CODE
TITLE
                                                                  ----------------------------
                                                                  AREA CODE AND TELEPHONE NO.
                                                                  Date: ------------, 2003

DO NOT SEND CERTIFICATE FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF.